UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

802 - 1067 Marinaside Cr.,
Vancouver, B.C., Canada	V6Z 3A4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 684-1001

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events

ITEM 8.01. OTHER EVENTS

On April 29, 2015, Sterling Group Ventures Inc. ("the Company") has obtained the approval for the renewal of the mining permit for the Gaoping phosphate property in Hunan province, China. The new mining permit is valid until April 2, 2018. The number of the permit is C4300002009116120048322. The area covered by the permit is 0.4247 km2 (42.47 hectares). The mining permit allows initial production up to 100,000 tonnes of phosphate rock per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Christopher Tsakok
Christopher Tsakok
Chairman & CEO

April 29, 2015